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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-44700 on Form S-8, in Registration Statement No. 333-44024 on Form S-8, and in Registration Statement No. 333-46218 on Form S-8 of our report dated December 19, 2002 appearing in the Annual Report on Form 10-K of Archon Corporation for the year ended September 30, 2002.

Deloitte & Touche LLP
Las Vegas, Nevada
January 27, 2003

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT